STEWARD FUNDS, INC.

SUPPLEMENT
dated January 6, 2005
to
PROSPECTUS
dated October 1, 2004

The information under "Buying and Selling Fund Shares -- Minimum Investment" is modified by adding the new paragraph at the end:

The foregoing minimum investment requirements may be waived for investments processed through certain third-party sub-accounting arrangements.